U.S. Securities and Exchange Commission
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): August , 2002

                              OLD STONE CORPORATION
             (Exact name of registrant as specified in its charter)

        Rhode Island                    0-8016                05-0341273
(State or other jurisdiction)  (Commission File Number)   (I.R.S. Employer
      of incorporation)                                   Identification No.)


                        One Financial Center, 24th Floor,
                        Providence, RI 02903 (Address of
                     principal executive offices, zip code)

       Registrant's telephone number, including area code: (401) 351-6117

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.  EXHIBITS.

(c) Exhibits

99.1  Old Stone Corporation - Section 906 Certification (August    , 2002)

ITEM 9.  REGULATION FD DISCLOSURE

In connection with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, the Company files as correspondence the certificate attached hereto as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              OLD STONE CORPORATION


                                              /s/James V. Rosati
Date: August 23, 2002                         ----------------------------------
                                                 James V. Rosati
                                                 President